Easton Bancorp, Inc.
                              AMENDED AND RESTATED
                           NON-QUALIFIED STOCK OPTION

     THIS AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION (this Option) is effective as of May 1, 1999 by and between Easton Bancorp, Inc and R. Michael S. Menzies, Sr. (the "Optionee").

     WHEREAS, the purpose of this Option is to promote the growth of Easton Bank and Trust and Easton Bancorp, Inc (the Bank) by providing the Optionee with an incentive to achieve objectives of the Bank; and

     WHEREAS, the Board of Directors of Easton Bancorp, Inc has approve the grant to the Qptionee of a non-qualified stock option to purchase up to 56,000 shares of Common Stock of Easton Bancorp, Inc, subject to and in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the parties hereto hereby mutually covenant and agree as follows:

     1.    Definitions.
           -----------

           (a) "Cause" means an intentional failure to perform personal stated duties, personal dishonesty which results in a loss to the Bank or one of its affiliates, a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or an intentional or grossly negligent act which directly leads to a final order which results in substantial loss to the Bank or one of its affiliates.

           (b) "Common Stock" means the Common Stock of Easton Bancorp, Inc, par value $.10 per share.

           (c) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of the Optionee to perform work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Bank that it is either not possible to determine when such disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the Optionee's lifetime.

           (d) "Market Value" means when used in connection with the Common Stock on a certain date, the average of the bid and asked price of the Common Stock reported in the over-the-counter market, or if not so reported, the average of the bid and asked prices of the market maker(s) for the Common Stock. If no firm is making a market in the Common Stock on a certain date, then the "Market Value" will be determined by the Board of Directors in its sole discretion.

     2.     Grant  of  Option.
            -----------------

           (a) Subject to the terms and conditions set forth herein, the Bank hereby grants to the Optionee during the period commencing May 1, 1999 and ending on the applicable date specified in Paragraph 6 ( the "Option Period") the option to purchase from the Bank an aggregate of 56,000 shares of Common Stock, such number being subject to adjustment as provided herein. The Common Stock issuable upon exercise of the Option are referred to herein as the "Option Shares."

     3.     Exercise  Price.
            ---------------

            (a) The exercise price per Option Share shall be $10.00 with respect to any full or partial exercise of the Option.

     4.     Vesting  and  Exercisability  of  Options.
            -----------------------------------------

            (a) Except as set forth in this Paragraph and in Paragraph 6, ten percent (10%) of the Option Shares shall vest and be exercisable at any time on or after May 1, 1999, and an additional ten percent (10%) of the Option Shares shall vest and be exercisable at any time on or after each subsequent May 1, on a cumulative basis.

            (b) In the event of a Change in Control of the Bank, this Option shall become immediately exercisable with respect to all Option Shares at any time on or after such event. For purposes of this Option, a "Change in Control" means any of the following:

               (1)     at  any  time  after  the  effective date of this Option:

                    (i) any "person" (as such term is used in Section 14(d) of the Securities Exchange Act of 1934 [the "Exchange Act"]) is or becomes the beneficial owner, directly or indirectly, of securities of the Bank representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Bank; or

                    (ii) a change in the composition of a majority of the Board of Directors within twelve 12 months after any "person" (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Bank representing thirty percent (30%) of the combined voting power of the securities of the then outstanding securities of the Bank; or

                    (iii) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as in effect on the date of this Option: or

               (2)     there  shall  be  consummated:

                    (i) any consolidation or merger or share exchange of the Bank in which the Bank is not the continuing or surviving corporation or pursuant to which shares of the Bank's Common Stock would be converted into cash, securities or other property, other than a merger of the Bank in which the holders of the Bank's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving entity immediately after the merger, or

                    (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or a substantial portion, of the assets of the Bank other than to its wholly-owned subsidiaries; or

               (3) the stockholders of the Bank approve a plan or proposal for the complete or partial liquidation, dissolution or divisive reorganization of the Bank.

            (c) Notwithstanding any other provision to the contrary the Optionee must be in the employment of the Bank on the relevant vesting date set forth in Subparagraph (a) hereof in order for vesting to occur.

     5.     Method  of  Exercising  Options  and  Payment  of  Option  Price.
            ----------------------------------------------------------------

            (a) This Option may be exercised by the Optionee from time to time, in whole or in part, by written notice delivered by the Optionee or his successor, personal representative or beneficiary. A form of written notice is attached hereto as exhibit 1. Such notice shall state the number of Option Shares of Common Stock with respect to which this Option is being exercised and the Exercise Price for such Option Shares and shall include the written covenants, agreements and representations as may from time to time be necessary or desirable in order to ensure compliance with applicable laws, regulations of governmental authorities and the requirements of any exchange or stock market upon which the Common Stock is listed or traded. Such notice shall be accompanied by payment of the full Exercise Price for the number of Option Shares which are being purchased hereunder and all applicable withholding taxes.

            (b) Payment of the Exercise Price shall be made in cash or by check,or, in whole or in part, through the surrender of shares of Common Stock, which shares shall be valued at the Market Value on the date of the exercise of this Option. The Board of Directors may, in its sole discretion, place limitations on the extent to which shares of Common Stock of the Bank may be tendered by the Optionee as payment of the Exercise Price.

            (c) In no event shall this Option be exercisable for a fractional share.

            (d) The Optionee shall execute the following agreement at the election of the Bank:

            I hereby represent and warrant that I am purchasing said shares solely with a view to bona fide investment for my own individual account and not with any present intention to resell the same. I further represent and warrant that I will dispose of said shares only in compliance with the applicable laws or regulations relating to the sale of securities.

            (e) After receipt of a properly completed exercise form and full payment of the Exercise Price, the Bank shall deliver a certificate or certificates representing the number of shares of Common Stock with respect to which this Option was exercised in the name of the person or persons exercising this Option at the election of the Bank, the certificate may bear the following legend:

            The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred unless a registration statement has become and is then effective with respect to the proposed sale or transfer of shares or an opinion that the proposed sale or transfer is exempt from registration under the Act has been rendered by counsel for the Bank.

            (f) If the Optionee could be subject to liability under Section 16B of the Securities Exchange Act of 1934, and the Option makes an election in a timely manner under Section 83(b) of the Internal Revenue Code to recognize income for tax purposes when this Option is first exercised, the Optionee shall notify the Bank within ten days of making such election.

     6.     Termination.
            -----------

            This Option shall terminate and be of no further force or effect from and after December 31 2009 unless terminated prior to such time as provided below .

            If the Optionee ceases employment with the Bank, this Option shall terminate or be exercisable as follows:

            (a)   Termination  of  Emplovment.  In the event that the Optionee's
                  ---------------------------
employment is terminated without Cause, the right to purchase the Option Shares that have vested as of the date of termination shall be exercisable by the Optionee or the Optionee's representatives for a period of ninety (90) days after such termination, but in no event after the expiration of the Option Period. If the Optionee's terminated for Cause, this Option shall expire immediately upon such removal.

            (b)   Disability.  In  the  event  that the Optionee's employment is
                  ----------
terminated due to a Disability, the right to purchase the Option Shares that have vested as of the date of Disability shall be exercisable by the Optionee or the Optionee's representatives or beneficiaries (as applicable) at any time upon or after such an event until the expiration of the Option Period.

            (c)   Death.  In the event the Optionee dies while in the employment
                  -----
of the Bank, the Optionee's estate, personal representative or beneficiary (as applicable) shall have the right to purchase the Option Shares that have vested as of the date of the Optionee's Death at any time upon or after such event and until the expiration of the Option Period or within such shorter time as may be provided by law.

     7.    Optionee.  Whenever  the word "Optionee" is used in any  provision of
           --------
this Option under circumstances where the provision should logically be construed to apply to the estate, personal representative or beneficiary to whom this option may be transferred by will or by laws of descent and distribution, the word "0ptionee" shall be deemed to include such person.

     8.    Assignability.  Except  as  otherwise provided herein, this Option is
           -------------
not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by the Optionee. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the 1aws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon an attempt to assign or transfer this option the same shall terminate and be of no force or effect.

     9.     Rights  as  a Stockholder.  The Optionee shall not be deemed for any
            --------------------------
purpose to be a stockholder of the Bank with respect to the shares represented by this Option until this Option shall have been properly exercised.

     10.     The  Bank's  Rights.  The existence of this Option shall not affect
             -------------------
in any way the right or power of the Bank or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Bank's capital structure or its business, or any merger or consolidation of the Bank, or any issue of bonds, debentures, preferred or other stock with preference ahead of or convertible in to, or otherwise affecting the Common Stock of the Bank or the rights thereof, or the dissolution or liquidation of the Bank, or any sale or transfer of all or any part of the Bank's assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise.

     11.     Recapitalization;  Dissolution  or  Liquidation.
             -----------------------------------------------

            (a) If the shares of the Bank's Common Stock as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Bank, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number of kinds of shares subject to this Option and in the number and per share exercise price of shares subject to this option. Any such adjustment, however, shall be made without a change in the total price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share of stock covered by this Option. No fractional shares shall be issued as a result of any such adjustment.

            (b) Upon dissolution or liquidation of the Bank, this Option shall be exercisable in full for all Option Shares that have vested for at least 30days prior to the effective date of such dissolution or liquidation, whether or not otherwise exercisable during such period, but in no event after the expiration of the Option Period.

     12.   Preemption  by  Applicable  Laws  or  Regulations.  Anything  in this
           -------------------------------------------------
Option to the contrary notwithstanding, if, at any time specified herein for the issue of Common Stock to the Optionee, any law, regulation or requirements of any governmental authority having appropriate jurisdiction shall require either the Bank or the Optionee to take any action prior to or in connection with the Common Stock, the issuance of such Common Stock shall be deferred until such action shall be taken.

     13.     Optionee  Acknowledgment.  The  Optionee  hereby  acknowledges that
             -------------------------
all decisions, determinations and interpretation of the Board of Directors of the Bank, or a designated committee thereof, in respect of this Option shall be final and conclusive.

     14.     Notice.  Any  notice  required  or  permitted  under this Agreement
             ------
shall be deemed given when delivered in person or when mailed by registered mail with return receipt requested to the Bank addressed to P.O. Box 629, Easton, Maryland 21601, attention: Office of the Secretary, and to the Optionee or beneficiary at his or address in the records of the Bank.

     15.     Modification  and  Waiver.   This  Option  cannot  be  changed,
             -------------------------
modified, amend, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by the Optionee or the Optionee's personal representative and the Bank. The waiver of or failure to enforce a breach of this Option shall not be deemed to be a waiver or acquiescence in any other breech thereof.

     16.     Tax  Withholding.  The  Bank  may  deduct from any distribution the
             -----------------
amount required by any governmental authority to be withheld for income and withholding tax purposes.

     17.     Fractional  Shares.  Any  fractional  shares  which would otherwise
             ------------------
result from the exercise of all or a part of this Option shall be eliminated at the time of exercise by rounding down for fractions of less than and rounding up for fractions of equal to or more than . No cash settlements shall be made with respect to fractional shares eliminated by rounding.

     18.     Governing  Law.  All  matters  relating  to this Agreement shall be
             ---------------
governed by the State of Maryland, without regard to principles of conflict of laws except to the extent preempted by the laws of the United States.

     19.     Non-qualified  Nature  of Option.  This Option is intended to be an
             --------------------------------
agreement  concerning  a  Stock Option  arrangement which is not qualified under
Section  422A  of  the  Code,  and  this  Option  shall  be  so  construed.

     20.     General.  The  Bank  shall  at  all  times  during the term of this
             --------
Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements herein, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Bank in connection herewith, and will from time to time use all reasonable efforts to comply with all laws and regulations which, in the opinion of counsel for the Bank, shall be applicable thereto.

     IN WITNESS WHEREOF, the Bank has caused this Option to be executed by its duly authorized officer and its seal to be affixed hereto, and the Optionee has hereunto set the Optionee's hand and seal, effective on the day and year first above written.

Attest:                                               Easton  Bancorp,  Inc.


/s/  Sheila  W.  Bateman                              By:     /s/  W. David Hill
------------------------                                      ------------------
                                                      William  David  Hill
                                                      Chairman  of  the  Board

                               Easton Bancorp, Inc
                           Non-Qualified Stock Option
                            Exercise for Subscription

     At  this time, I wish to purchase______shares of the Common Stock of Easton
Bancorp,  Inc.  at  an  Exercise  Price  of $_________     per share through the
exercise  of  the  Non-Qualified  Stock  Option  effective  May  1,  1999.

     Please issue this stock in the following manner and mail the certificate(s) to the following address, which will also be the mailing address for dividends.
     Name
     Street
     City
     State
     Zip  Code

     I hereby represent and warrant that I am purchasing said share view to bona fide investment for my own individual account and not with any immediate intention to resell the same. I further represent and warrant that I will dispose of said shares only in compliance with the applicable laws or regulations relating to the sale of securities.

     I understand that at the option of the Bank, the certificate deliver the exercise of the Non-Qualified Stock Option may bear the following legend:

               The Shares represented by this certificate have no t been registered under the Securities Act of 1944, as amended, and may not be sold or transferred unless a registration statement has become and is then effective with respect to the proposed sale or transfer of shares or a opinion that the proposed sale or transfer is exempt from registration under the Act has been rendered by counsel for the Bank.

     My Social Security Number is __________ I am attaching my check payable to Easton Bancorp, Inc., and/or _____ number of shares of Common Stock in payment for the stock, along with my copy of the Non-Qualified Stock Option for notation of this purchase and return.

                                               Very  truly  yours,

                                               ---------------------------------
                                               Signature                    Date
                                               ---------------------------------
                                               Optionee's  Name